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Exhibit 10.3.5.1

FIRST AMENDMENT
TO
EMPLOYMENT CONTRACT
BY AND BETWEEN
WESTAFF SUPPORT, INC. AND DIRK A. SODESTROM

        The Employment Contract dated as of January 1, 2001 by and between Westaff Support, Inc. ("Westaff") and Dirk A. Sodestrom ("you") is hereby amended as follows effective June 30, 2003:

1.
The last two sentences of Section 1, including a., b., and c., are hereby deleted in their entirety.

2.
Section 2 is hereby amended by adding the following paragraph after the first paragraph:

  "If your employment is terminated except for Cause or Performance-related Issues, as defined in Exhibit 1 which is attached hereto and incorporated by reference herein, you have not been offered a position similar in responsibility, skill requirements and work schedule as your current position, and a position for which the salary offered would require no more than a 10% reduction in your then current pay, and a position that does not require you to travel more than 30 miles from your current primary place of work, you are eligible to receive transition compensation. You will be eligible for transition compensation in the form of a single lump sum cash payment equivalent to sixty-five (65) weeks of your then current base salary less appropriate withholdings, provided that you are an active regular employee or on an approved leave of absence of no more than six (6) months in the twelve (12) month period prior to the time of position elimination or restructuring, you have not voluntarily terminated your employment prior to the elimination of your position, and you have not been dismissed for Cause or Performance-related Issues."

3.
The first sentence of Section 3 is hereby deleted and replaced with the following sentence:

  "You will be paid a salary of Two Hundred Thousand Dollars ($200,000) per year."

        All other terms and conditions of the above-referenced Employment Contract shall remain in full force and effect unless otherwise amended herein.

EMPLOYEE:
/s/ DIRK A. SODESTROM Dirk A. Sodestrom
WESTAFF SUPPORT, INC.
By:	/s/ DWIGHT S. PEDERSEN Dwight S. Pedersen
Title:	President and Chief Executive Officer

EXHIBIT 1
TO
FIRST AMENDMENT
TO
EMPLOYMENT CONTRACT
BY AND BETWEEN
WESTAFF SUPPORT, INC. AND DIRK A. SODESTROM

1.
"Cause" or "Performance-related Issues" means you:

a.
act in bad faith, or in breach of trust, to the detriment of Westaff;

b.
intentionally refuse or fail to act in a way that constitutes a material violation of Westaff policy;

c.
exhibit, in regard to your employment, unfitness or unavailability for service, unsatisfactory performance of the duties required of your employment provided that Westaff has given you written notice of your unsatisfactory performance and the action required by you to make such performance satisfactory, and you have not improved your performance to a satisfactory level;

d.
exhibit habitual or willful misconduct in the performance of your duties;

e.
are convicted of a crime involving dishonesty; or

f.
materially breach your Employment Contract.

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  Exhibit 10.3.5.1
FIRST AMENDMENT TO EMPLOYMENT CONTRACT BY AND BETWEEN WESTAFF SUPPORT, INC. AND DIRK A. SODESTROM
EXHIBIT 1 TO FIRST AMENDMENT TO EMPLOYMENT CONTRACT BY AND BETWEEN WESTAFF SUPPORT, INC. AND DIRK A. SODESTROM